Exhibit 99(1)
                                                                    Page 1 of 2
                                CTG RESOURCES, INC.
                            Annual Report on Form 10-K
                                   Exhibit Index

                       Fiscal Year Ended September 30, 1997

                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     99(1)        Exhibit Index                                    Ex-99.1

     10(106)      Amendment to ANE Gas Sales Agreement No. 1       Ex-10.106
                  between the Connecticut Natural Gas
                  Corporation and Alberta Northeast Gas
                  Limited

     10(107)      Amendment to ANE Gas Sales Agreement No. 2       Ex-10.107
                  between the Connecticut Natural Gas
                  Corporation and Alberta Northeast Gas
                  Limited

     10(108)      Amendment to Phase 2 Gas Sales Agreement         Ex-10.108
                  between the Connecticut Natural Gas
                  Corporation and Boundary Gas, Inc.

     10(109)      Storage Service Agreement (#300094, Rate         Ex-10.109
                  Schedule GSS) between the Connecticut
                  Natural Gas Corporation and CNG
                  Transmission Corporation
     10(110)      Seasonal Transportation Service Agreement        Ex-10.110
                  (#200106, Rate Schedule FT) between the
                  Connecticut Natural Gas Corporation and
                  CNG Transmission Corporation

     10(111)      Storage Service Agreement (#1623, Rate           Ex-10.111
                  Schedule SS-NE) between the Connecticut
                  Natural Gas Corporation and Tennessee Gas
                  Pipeline Company

     10(112)      Transportation Service Agreement (#1627,         Ex-10.112
                  Rate Schedule FT-A) between the
                  Connecticut Natural Gas Corporation and
                  Tennessee Gas Pipeline Company

     10(113)      Transportation Service Agreement (#10781,        Ex-10.113
                  Rate Schedule FT-A) between the
                  Connecticut Natural Gas Corporation and
                  Tennessee Gas Pipeline Company

     10(114)      Amended Transportation Service Agreement         Ex-10.114
                  (#10781, Rate Schedule FT-A) between the
                  Connecticut Natural Gas Corporation and
                  Tennessee Gas Pipeline Company

     10(115)      Service Agreement (#820009, Rate Schedule        Ex-10.115
                  CDS) between the Connecticut Natural Gas
                  Corporation and Texas Eastern Transmission
                  Corporation

     10(116)      Service Agreement (#830035, Rate Schedule        Ex-10.116
                  FT-1) between the Connecticut Natural Gas
                  Corporation and Texas Eastern Transmission
                  Corporation

                                                                  Exhibit 99(1)
                                                                    Page 2 of 2
                                CTG RESOURCES, INC.
                            Annual Report on Form 10-K
                             Exhibit Index (concluded)

                       Fiscal Year Ended September 30, 1997


                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     10(117)      Service Agreement (#400223, Rate Schedule        Ex-10.117
                  SS-1) between the Connecticut Natural Gas
                  Corporation and Texas Eastern Transmission
                  Corporation

     10(118)      First Amendment to Issuing and Paying            Ex-10.118
                  Agency Agreement by and among State Street
                  Bank and Trust Company, Fleet National
                  Bank and Connecticut Natural Gas
                  Corporation

     10(119)      Medium Term Notes, Series B, Amended and         Ex-10.119
                  Restated Placement Agency Agreement among
                  Connecticut Natural Gas Corporation,
                  PaineWebber Incorporated and A.G. Edwards
                  & Sons, Inc.

     11           Computation of Consolidated Primary and          Ex-11
                  Fully Diluted Earnings Per Share
     21           Subsidiaries of the Registrant                   Ex-21

     23           Consent of Independent Public Accountants        Ex-23

     24           Power of Attorney                                Ex-24

     27           Financial Data Schedule                          Ex-27